LAKE SHORE
FAMILY OF FUNDS

Prospectus
May 1, 1999

Equity Fund

Balanced Fund


TABLE OF CONTENTS
-----------------

Risk/Return Summary .................................................
Expense Information .................................................
Investment Objectives, Investment Strategies and
         Risk Considerations ........................................
How to Purchase Shares ..............................................
How to Redeem Shares ................................................
Shareholder Services ................................................
Exchange Privilege ..................................................
Dividends and Distributions .........................................
Taxes ...............................................................
Operation of the Funds ..............................................
Distribution Plan ...................................................
Calculation of Public Offering Price ................................
Financial Highlights ................................................

                                                                      PROSPECTUS
                                                                     May 1, 1999

                           LAKE SHORE FAMILY OF FUNDS
                         8280 MONTGOMERY ROAD, SUITE 302
                             CINCINNATI, OHIO 45236

The Lake Shore Family of Funds currently offers two separate series of shares to investors: the Equity Fund and the Balanced Fund (individually a "Fund" and collectively the "Funds").

The EQUITY FUND seeks long-term growth of capital by investing primarily in common stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

The BALANCED FUND seeks long-term growth of capital and current income by investing in a balanced portfolio of common stocks, U.S. Treasury obligations and money market instruments.

Lake Shore Fund Group, LLC (the "Adviser"), 8280 Montgomery Road, Suite 302, Cincinnati, Ohio 45236, manages the Funds' investments.


This Prospectus has information you should know before you invest. Please read it carefully and keep it with your investment records.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------
FOR INFORMATION OR ASSISTANCE IN OPENING AN ACCOUNT, PLEASE CALL:

Nationwide (Toll-Free) . . . . . . . . . . . . . . . 800-266-9532
--------------------------------------------------------------------------------

                               RISK/RETURN SUMMARY
                               -------------------

WHAT ARE THE FUNDS' INVESTMENT OBJECTIVES?

     The Equity Fund seeks long-term growth of capital by investing primarily in common stocks.

     The Balanced Fund seeks long-term growth of capital and current income by investing in a balanced portfolio consisting of common stocks, U.S. Treasury obligations and money market instruments.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?

     Equity Fund
     -----------
     The Equity Fund maintains a core portfolio of approximately 30 common stocks, all of which are listed on the Standard & Poor's 500 Index at the time of investment. Approximately 20 of the stocks will be selected on the basis of price momentum (those stocks exhibiting the most rapid increases in price according to the Adviser's quantitative models) and the remainder will be selected on the basis of value (those stocks which appear to be the best value, relative to the rest of the market, based upon the Adviser's research and analysis of such factors as yield, price-to-earnings ratio and dividend coverage). Under normal circumstances, the Fund will invest at least 65% of its total assets in common stocks.

     The Adviser believes the use of two independent, contrasting styles, and defensive action when the market is in a high-risk period, will add consistency to the Fund's performance.

     Balanced Fund
     -------------
     Normally, the Balanced Fund invests between 40-75 percent of its assets in common stocks of issuers listed on the Standard & Poor's 500 Index, 25-60 percent in U.S. Treasury obligations and 0-35 percent in money market instruments. Moderate shifts between asset classes are made in an attempt to maximize returns or reduce risk.


     The asset mix of the Fund will be dictated by the forecast resulting from the Adviser's objective research and analysis of security prices and economic data. When a favorable environment for common stocks is indicated, the Fund intends to maintain a portfolio of approximately 30 stocks, 20 selected according to the momentum style and 10 selected according to the value style. The momentum style component of the portfolio, which is generally believed by the Adviser to be the more volatile component, will be liquidated during times of increased market volatility and the proceeds will be invested in U.S. Treasury obligations or money market instruments. The composition of the Fund's holdings in U.S. Treasury obligations will be dependent upon whether the Adviser believes interest rates may increase or decrease. The average maturity of this portion of the Fund's portfolio will be lengthened when, based on objective research and analysis of the market and the economy, the Adviser believes price momentum and value are decreasing and adjusted accordingly as momentum or value increase.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE FUNDS?


     Equity Fund
     -----------
     The return on and value of an investment in the Equity Fund will fluctuate in response to stock market movements. Common stocks are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Adviser. As a result, there is a risk that you could lose money by investing in the Fund. In addition, the Fund may not achieve its investment objective.

     Balanced Fund
     -------------
     The portion of the Balanced Fund's portfolio invested in common stocks will fluctuate in response to stock market movements, and the portion of the Fund's portfolio invested in U.S. Treasury obligations will fluctuate with changes in interest rates. Typically a rise in interest rates causes a decline in the market value of U.S. Treasury obligations. The Fund may not achieve the degree of capital appreciation that a portfolio investing solely in common stocks might achieve. The investment results of the Fund depend upon the ability of the Adviser to correctly anticipate the relative performance of common stocks, U.S. Treasury obligations of varying maturities, and money market instruments. There is a risk that you could lose money by investing in the Fund. In addition, the Fund may not achieve its investment objective.

                       RISK/RETURN BAR CHART AND FEE TABLE
                       -----------------------------------

Pursuant to Securities and Exchange Commission rules, a bar chart showing the Funds' total return is not required because the Funds' have not a full calendar year of performance as of the date of this Prospectus.

                               EXPENSE INFORMATION
                               -------------------

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY IF YOU BUY AND HOLD SHARES OF THE FUNDS.


SHAREHOLDER FEES (fees paid directly from your investment)

         Maximum Sales Load Imposed on Purchases
                  (as a percentage of offering price)...............5.00%
         Maximum Deferred Sales Charge (Load).......................None
         Maximum Sales Charge (Load) Imposed on
                  Reinvested Dividends..............................None
         Redemption Fee.............................................None*
         Exchange Fee...............................................None


* A wire transfer fee is charged by the Funds' custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9. See "How to Redeem Shares."


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                               Equity Fund        Balanced Fund
                                               -----------        -------------
Management Fees                                    1.00%              1.00%
Distribution (12b-1) Fees                           .25%               .25%
Estimated Other Expenses(1)                         .73%               .73%
                                                   -----              -----
Total Annual Fund Operating Expenses(2)            1.98%              1.98%
                                                   =====              =====

(1) Other expenses are based on estimated amounts for the current fiscal year.

(2) The Adviser currently intends to voluntarily waive management fees and reimburse other expenses to the extent necessary to limit the total annual operating expenses of each Fund to 1.98% of its average daily net assets.


EXAMPLE
-------

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. It assumes that you invest $10,000 in a Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your costs may be higher or lower, based on these assumptions your costs would be:

                                    Equity Fund               Balanced Fund
                                    -----------               -------------
                  1  Year           $  701                     $  701
                  3  Years          $1,121                     $1,121

INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND RELATED RISKS
--------------------------------------------------------------

The Lake Shore Family of Funds (the "Trust") has two Funds. Each Fund has its own portfolio and investment objective. Each Fund's investment objective may be changed by the Board of Trustees without shareholder approval, as long as notice has been given to shareholders. Unless otherwise indicated, all investment practices and limitations of the Funds are non-fundamental policies which may be changed by the Board of Trustees without shareholder approval.

Equity Fund
-----------

INVESTMENT OBJECTIVE. The Equity Fund seeks long-term growth of capital by investing primarily in common stocks.

PRINCIPAL INVESTMENT STRATEGIES. Under normal circumstances, at least 65% of the Fund's total assets will be invested in common stocks. The Fund will only invest in common stocks which are listed on the Standard & Poor's 500 Stock Index (the "S&P 500") at the time of investment. The S&P 500 is comprised of 500 selected common stocks which tend to be the leading companies in the leading industries within the U.S. economy, most of which are listed on the New York Stock Exchange.

The Adviser's equity management strategy is based on the belief that objective research and analysis of market performance and economic data, and establishing detailed buying and selling parameters, will add value to a portfolio. The use of two independent, contrasting styles, and defensive action when the market is determined to be in a high-risk period, will add consistency to the Fund's performance, in the opinion of the Adviser.

The two complimentary styles employed by the Adviser are price momentum and value investing. The price momentum style focuses on those stocks which are performing the best relative to the rest of the market. The goal of this style is to be invested in those stocks which are exhibiting rapid increases in price. At the other end of the investment spectrum, the value style focuses on those stocks which appear to offer the best value based on price and earnings potential relative to the rest of the market, and which are expected to appreciate over time as investors recognize their inherent value.

The Fund will maintain a core portfolio of approximately 30 stocks. Approximately 10 of these stocks will be selected from the S&P 500 on the basis of price momentum, with the Adviser attempting to identify those stocks exhibiting the most rapid increases in price according to the Adviser's objective research and analysis of the stock market and economic data. A second group of approximately 10 stocks will also be selected on the basis of price momentum; however, these stocks will be selected from the S&P 100. A final group of approximately 10 stocks will be selected from the S&P 100 on the basis of value, with the Adviser attempting to identify those stocks which appear to be the most attractively priced relative to the rest of the market based upon the Adviser's quantitative assessment of such factors as yield, price-to-earnings ratio and dividend coverage.

When the Adviser believes substantial price risks exist for common stocks because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's portfolio, the Fund may temporarily hold for defensive purposes all or a portion of its assets in money market instruments such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations. The Fund may not achieve its investment objective during periods when the Fund has taken such a temporary defensive position.

INVESTMENT RISKS. The Fund is designed for investors who are investing for the long term and it is not intended for investors seeking assured income or preservation of capital. Changes in market prices can occur at any time.
Accordingly, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

Because the Fund normally invests most, or a substantial portion, of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Stock markets and stock prices can be volatile. Market action will affect the Fund's net asset value per share, which fluctuates as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

Balanced Fund
-------------

INVESTMENT OBJECTIVE
--------------------

The Balanced Fund seeks long-term growth of capital and current income by investing in a balanced portfolio consisting of common stocks, U.S. Treasury obligations and money market instruments.

PRINCIPAL INVESTMENT STRATEGIES
-------------------------------

Under normal circumstances, the asset mix of the Fund will range between 40-75 percent in common stocks, 25-60 percent in U.S. Treasury obligations and 0-35 percent in money market instruments. Moderate shifts between asset classes are made in an attempt to maximize returns or reduce risk.


The Fund attempts to achieve growth of capital through its investments in common stocks. The Fund will invest only in the common stocks of issuers listed on the S&P 500. The Fund attempts to earn current income and achieve moderate growth of capital. At the same time, the Fund attempts to reduce fluctuation in the net asset value of its shares by investing in U.S. Treasury obligations. The Fund may also attempt to achieve these goals by investing in money market instruments such as bank debt instruments (certificates of deposit, bankers' acceptances and time deposits), commercial paper, U.S. Government obligations having a maturity of less than one year, shares of money market investment companies or repurchase agreements collateralized by U.S. Government obligations.

The balanced management strategy employed by the Adviser is based on the belief that objective research and analysis of the market and the economy, and both buying and selling parameters, will add value to a portfolio. Credit quality and conservatism are stressed with the purchase of only common stocks from the S&P 500, U.S. Treasury obligations and money market instruments.

The use of two independent, contrasting styles will add consistency to the Fund's performance, in the opinion of the Adviser. The two complimentary styles employed by the Adviser are price momentum and value investing. For common stocks, the price momentum style focuses on those stocks which are performing the best relative to the rest of the market. The goal of this style is to be invested in those stocks which are exhibiting rapid increases in price. At the other end of the investment spectrum, the value style focuses on those stocks which appear to be the most attractively priced relative to the rest of the market, and which will appreciate over time as investors recognize their inherent value.

For U.S. Treasury obligations, the price momentum style attempts to take advantage of the Adviser's belief that once interest rate trends are in place, they tend to persist for a relatively long period of time. Both short-term and long-term interest rate momentum is taken into account. In regards to value, the Adviser compares the yield between Treasury bills and the 30-year Treasury bond. When the spread is wide, the investor is being compensated for taking risk and longer maturity securities should be owned; when the spread is narrow, there is not adequate compensation and shorter-term securities are preferable. The Fund intends to invest only in U.S. Treasury obligations with remaining maturities of 10 years or less at the time of purchase.

When the Adviser believes substantial price risks exist for common stocks and/or U.S. Treasury obligations because of uncertainties in the investment outlook or when in the judgment of the Adviser it is otherwise warranted in selling to manage the Fund's exposure to drastic price movements, the Fund may temporarily hold for defensive purposes up to 100% of its assets in money market instruments.


While the Fund may regularly invest in money market instruments, when the Fund is in a temporary defensive position and invested primarily in money market instruments, it will not achieve its investment objective.


INVESTMENT RISKS. The Fund is designed for investors who are investing for the long term and it is not intended for investors seeking assured income or preservation of capital. Changes in market prices can occur at any time.
Accordingly, there is no assurance that the Fund will achieve its investment objective. When you redeem your shares, they may be worth more or less than what you paid for them.

Because the Fund intends to allocate its assets among common stocks, U.S. Treasury obligations and money market instruments, at times it may not be able to achieve a total return as high as that of a portfolio with complete freedom to invest its assets entirely in any one type of security. Likewise, the Fund may not achieve the degree of capital appreciation that a portfolio investing solely in common stocks might achieve.

The investment results of the Fund depend upon the ability of the Adviser to correctly anticipate the relative performance and risk of commons stocks, U.S. Treasury obligations of varying maturities, and money market instruments. Historical evidence indicates that correctly timing portfolio allocations among these asset classes has been an extremely difficult investment strategy to implement successfully. There can be no assurance that the Adviser will correctly anticipate relative asset class performance in the future on a consistent basis. Investment results would suffer, for example, if only a small portion of the Fund's assets were invested in common stocks during a significant stock market advance or if a major portion were invested in common stocks during a major decline.

Because the Fund normally invests most, or a substantial portion, of its assets in common stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. Stock markets and stock prices can be volatile. Market action will affect the Fund's net asset value per share, which fluctuates as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time and not all stock markets move in the same direction at the same time. Various factors can affect a stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in general economic conditions or in government regulations affecting an industry). Not all of these factors can be predicted.

To the extent that the Fund is invested in U.S. Treasury obligations, it is subject to the risks of bond investing, including the tendency of prices to fall when interest rates rise. Such a fall would lower the value of the Fund's U.S. Treasury obligations and the value of your investment. U.S. Treasury obligations with longer maturities generally offer both higher yields and greater exposure to market fluctuation from changes in interest rates.

                             HOW TO PURCHASE SHARES
                             ----------------------

     INITIAL INVESTMENTS. Your initial investment in either Fund ordinarily must be at least $1,000 ($250 for tax-deferred retirement plans). The Funds may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

You may open an account and make an initial investment through securities dealers having a sales agreement with the Trust's principal underwriter, CW Fund Distributors, Inc. (the "Underwriter"). You may also make a direct initial investment by sending a check and a completed account application form to Countrywide Fund Services, Inc. (the "Transfer Agent"), P.O. Box 5354, Cincinnati, Ohio 45201-5354. Checks should be made payable to either the "Equity Fund" or the "Balanced Fund". Third party checks will not be accepted. An account application is included in this Prospectus.

Shares of each Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Trust. Purchase orders received by dealers prior to 4:00 p.m., Eastern time, on any business day and transmitted to the Underwriter by 5:00 p.m., Eastern time, that day are confirmed at the public offering price determined as of the close of the regular session of trading on the New York Stock Exchange on that day. It is the responsibility of dealers to transmit properly completed orders so that they will be received by the Underwriter by 5:00 p.m., Eastern time. Dealers may charge a fee for effecting purchase orders. Direct purchase orders received by the Transfer Agent by 4:00 p.m., Eastern time, are confirmed at that day's public offering price. Direct investments received by the Transfer Agent after 4:00 p.m. and orders received from dealers after 5:00 p.m. are confirmed at the public offering price next determined on the following business day.

The public offering price of shares of the Funds is the next determined net asset value per share plus a front-end sales load as shown in the following table.

                                                   Sales Load as % of:
                                            --------------------------------
                                             Public                   Net
                                            Offering                 Amount
Amount of Investment                          Price                 Invested
--------------------                        ---------               --------
Less than $25,000                             5.00%                   5.26%
$25,000 but less than $250,000                4.00%                   4.16%
$250,000 or more                              3.00%                   3.09%

     REDUCED SALES LOAD. You may be eligible to use the Right of Accumulation to combine the cost or current net asset value (whichever is higher) of your existing shares of any Fund in the Lake Shore Family of Funds with the amount of your current purchases in order to take advantage of the reduced sales loads set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

     PURCHASES AT NET ASSET VALUE. You may purchase shares of either Fund at net asset value when your payment for the investment represents your proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by the Underwriter. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a front-end sales load and the redemption occurred within one year of the purchase of such shares and no more than sixty days prior to purchase of shares of the Funds. To make a purchase at net asset value pursuant to this provision, you must submit photocopies of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check representing the proceeds of the shares redeemed, endorsed to the order of the applicable Fund. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss. These provisions may be modified or terminated at any time. Shareholders should contact their securities dealer or the Trust for further information.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Funds at net asset value. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases shares at net asset value. Federal and state credit unions may also purchase shares at net asset value.

In addition, shares of the Funds may be purchased at net asset value by broker-dealers who have a sales agreement with the Underwriter, and their registered personnel and employees, including members of the immediate families of such registered personnel and employees.

Clients of investment advisers and financial planners may also purchase shares of the Funds at net asset value if their investment adviser or financial planner has made arrangements to permit them to do so with the Trust and the Underwriter. The investment adviser or financial planner must notify the Transfer Agent that an investment qualifies as a purchase at net asset value.

Trustees, directors, officers and employees of the Trust, the Adviser, the Underwriter or the Transfer Agent, including members of the immediate families of such individuals and employee benefit plans established by such entities, may also purchase shares of the Funds at net asset value.

     SUBSEQUENT INVESTMENTS. You may purchase and add shares to your account at any time either through a securities dealer or by sending a check to the Lake Shore Family of Funds, P.O. Box 5354, Cincinnati, Ohio 45201-5354. The check should be made payable to the applicable Fund.

You may also purchase and add shares to your account by bank wire. Please telephone the Transfer Agent (Nationwide call toll-free 800-266-9532) for instructions. Your bank may impose a charge for sending your wire. There is presently no fee for receipt of wired funds, but the Trust reserves the right to charge shareholders for this service upon thirty days' prior notice.

Each additional purchase request must contain the account name and number to permit proper crediting. While there is no minimum amount required for subsequent investments, the Trust reserves the right to impose such a requirement. All purchases are made at the public offering price plus any applicable load next determined after receipt of a purchase order by the Trust. If a broker-dealer received concessions for selling shares of the Funds to you, such broker-dealer will receive the concessions described above with respect to additional investments by you.

ADDITIONAL INFORMATION. The Trust mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued. The Trust and the Underwriter reserve the right to limit the amount of investments and to refuse to sell to any person.

The Funds' account application contains provisions in favor of the Trust, the Transfer Agent and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services (for example, telephone exchanges) made available to investors.

If an order to purchase shares is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Trust or the Transfer Agent in the transaction.

                              HOW TO REDEEM SHARES
                              --------------------

You may redeem shares of either Fund on each day that the Trust is open for business by sending a written request to the Transfer Agent. The request must state the number of shares or the dollar amount to be redeemed and your account number. The request must be signed exactly as your name appears on the Trust's account records. If the shares to be redeemed have a value of $25,000 or more, your signature must be guaranteed by any eligible guarantor institution, including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. If the name(s) or the address on your account has been changed within 30 days of your redemption request, you will be required to request a redemption in writing with your signature guaranteed, regardless of the value of the shares being redeemed.

You may also redeem shares of either Fund by placing a wire redemption request through a securities broker or dealer. Unaffiliated broker-dealers may charge you for this service. You will receive the net asset value per share next determined after receipt by the Trust or its agent of your wire redemption request. It is the responsibility of broker-dealers to properly transmit wire redemption orders.

If your instructions request a redemption by wire, the proceeds will be wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application and you will be charged a $9 processing fee by the Funds' custodian. The Trust reserves the right, upon thirty days' written notice, to change the processing fee. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

Redemption requests may direct that the proceeds be deposited directly in your account with a commercial bank or other depository institution by way of an Automated Clearing House (ACH) transaction. There is currently no charge for ACH transactions. Contact the Transfer Agent for more information about ACH transactions.

Shares are redeemed at their net asset value per share next determined after receipt by the Transfer Agent of your redemption request in the form described above. Payment is normally made within three business days after tender in such form, provided that payment in redemption of shares purchased by check will be effected only after the check has been collected, which may take up to fifteen days from the purchase date. To eliminate this delay, you may purchase shares of the Funds by certified check or wire.

The Trust and the Transfer Agent will consider all written and verbal instructions as authentic and will not be responsible for the processing of exchange instructions received by telephone which are reasonably believed to be genuine or the delivery or transmittal of redemption proceeds by wire. The affected shareholders will bear the risk of any such loss. The privilege of exchanging shares by telephone is automatically available to all shareholders. The Trust or the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

At the discretion of the Trust or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization. The Trust reserves the right to require you to close your account if at any time the value of your shares is less than $1,000 (based on actual amounts invested including any sales load paid, unaffected by market fluctuations), or $250 in the case of tax-deferred retirement plans, or such other minimum amount as the Trust may determine from time to time. After notification of the Trust's intention to close an account, you will be given thirty days to increase the value of your account to the minimum amount.

The Trust reserves the right to suspend the right of redemption or to postpone the date of payment for more than three business days under unusual circumstances as determined by the Securities and Exchange Commission. Under unusual circumstances, when the Board of Trustees deems it appropriate, the Funds may make payment for shares redeemed in portfolio securities of the Funds taken at current value.

                              SHAREHOLDER SERVICES
                              --------------------

     Contact the Transfer Agent (Nationwide call toll-free 800- 266-9532) for additional information about the shareholder services described below.

     TAX-DEFERRED RETIREMENT PLANS. Shares of either Fund are available for purchase in connection with the following tax- deferred retirement plans:

     --   Keogh Plans for self-employed individuals

     -- Individual retirement account (IRA) plans for individuals and their non-employed spouses, including Roth IRAs and Education IRAs

     -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision

     -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other non-profit organizations meeting certain requirements of the Internal Revenue Code

     AUTOMATIC WITHDRAWAL PLAN. If the shares in your account have a value of at least $5,000, you may elect to receive, or may designate another person to receive, monthly or quarterly payments in a specified amount of not less than $50 each. There is no charge for this service. Purchases of additional shares of the Funds while the plan is in effect are generally undesirable because a sales load is incurred whenever purchases are made.

     DIRECT DEPOSIT PLANS. Shares of either Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable you to have all or a portion of your payroll or social security check transferred automatically to purchase shares of the Funds.

     AUTOMATIC INVESTMENT PLAN. You may make automatic monthly investments in either Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $50 under the Plan. The Transfer Agent pays the costs associated with these transfers, but reserves the right, upon thirty days' written notice, to make reasonable charges for this service. Your depository institution may impose its own charge for debiting an account which would reduce your return from an investment in the Funds.

     REINVESTMENT PRIVILEGE. If you have redeemed shares of either Fund, you may reinvest all or part of the proceeds without any additional sales load. This reinvestment must occur within ninety days of the redemption and the privilege may only be exercised once per year.

                               EXCHANGE PRIVILEGE
                               ------------------

Shares of the Funds may be exchanged for each other at net asset value. You may request an exchange by sending a written request to the Transfer Agent. The request must be signed exactly as your name appears on the Trust's account records. Exchanges may also be requested by telephone or by visiting the Trust's offices at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. An exchange will be effected at the next determined net asset value after receipt of a request by the Transfer Agent.

Exchanges may only be made for shares of a Fund if the Fund is then offered for sale in your state of residence and are subject to the applicable minimum initial investment requirements. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to shareholders. Contact the Transfer Agent to obtain more information about exchanges among the Funds.

                             OPERATION OF THE FUNDS
                             ----------------------

The Funds are diversified series of the Lake Shore Family of Funds, an open-end management investment company organized as an Ohio business trust. The Board of Trustees supervises the business activities of the Trust. Like other mutual funds, the Trust retains various organizations to perform specialized services for the Funds.

The Trust retains Lake Shore Fund Group, LLC (the "Adviser"), 8280 Montgomery Road, Suite 302, Cincinnati, Ohio 45236, to manage the Funds' investments. Each Fund pays the Adviser a fee equal to the annual rate of 1.00% of the average value of its daily net assets.

Earl V. (Buck) Newsome, Jr., Gregory J. Bauer and Robert A. McLaughlin are primarily responsible for managing the portfolio of the Equity Fund and the Balanced Fund. Mr. Newsome is President of the Adviser and co-founded the Adviser with Mr. Bauer in 1997. Prior to 1997, Mr. Newsome was Managing Director and co-owner of Cambridge Financial Group. Inc. ("Cambridge"), a registered investment adviser, founded in 1986. Mr. Bauer, Chairman of the Adviser, co-founded Cambridge Financial Group, Inc. Mr. McLaughlin serves as Executive Vice President and a director of both the Adviser and Cambridge. Prior to joining Cambridge in 1996, Mr. McLaughlin served as retirement system investment officer and assistant director of the Ohio Public Employees Retirement System.

CW Fund Distributors, Inc. (the "Underwriter"), 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, serves as the principal underwriter for the Funds and, as such, is the exclusive agent for the distribution of shares of the Funds. The Underwriter is an indirect wholly-owned subsidiary of Countrywide Credit
Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

                           DIVIDENDS AND DISTRIBUTIONS
                           ---------------------------

Each Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. Each Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Distributions are paid according to one of the following options:

     Share Option -   income   distributions  and  capital  gains  distributions
                      reinvested in additional shares.

     Income Option -  income   distributions   and   short-term   capital  gains
                      distributions  paid  in  cash;   long-term  capital  gains
                      distributions reinvested in additional shares.

     Cash Option -    income  distributions and capital gains distributions paid in cash.

You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then-current net asset value and your account will be converted to the Share Option. No interest will accrue on amounts represented by uncashed distribution checks.

If you have received a dividend or capital gains distribution in cash from either Fund, you may return the distribution within thirty days of the distribution date to the Transfer Agent for reinvestment at the net asset value next determined after its return. You or your dealer must notify the Transfer Agent that a distribution is being reinvested pursuant to this provision.

                      CALCULATION OF PUBLIC OFFERING PRICE
                      ------------------------------------


On each day that the Trust is open for business, the public offering price (net asset value plus applicable sales load) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange, (normally 4:00 p.m., Eastern time). The Trust is open for business on each day the New York Stock Exchange is open for business. The net asset value per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The price at which a purchase or redemption of Fund shares is effected is based on the next calculation of net asset value after the order is received.


U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities. Other portfolio securities are valued as follows: (1) securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price, (2) securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the last bid price as quoted by brokers that make markets in the securities) as of the close of the regular session of trading on the New York Stock Exchange on the day the securities are being valued, (3) securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. The net asset value per share of each Fund will fluctuate with the value of the securities it holds.

                                      TAXES
                                      -----

Each Fund has qualified and intends to continue to qualify for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. Each Fund intends to distribute substantially all of its net investment income and any realized capital gains to its shareholders. Distributions of net investment income as well as from net realized short-term capital gains, if any, are taxable as ordinary income.

Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) by a Fund are taxable to you as capital gains, without regard to the length of time you have held your Fund shares. Capital gains distributions may be taxable at different rates depending on the length of time a Fund holds its assets.

Redemptions of shares of the Funds are taxable events on which you may realize a gain or loss. An exchange of a Fund's shares for shares of the other Fund will be treated as a sale of such shares and any gain on the transaction may be subject to federal income tax.

The Funds will mail a statement to you annually indicating the amount and federal income tax status of all distributions made during the year. The Funds' distributions may be subject to federal income tax whether received in cash or reinvested in additional shares. In addition to federal taxes, you may be subject to state and local taxes on distributions.

                                DISTRIBUTION PLAN
                                -----------------

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted a plan of distribution (the "Plan") under which the Funds may directly incur or reimburse the Underwriter or the Adviser for expenses related to the sale and distribution of their shares, including payments to securities dealers and others who are engaged in the sale of shares of the Funds and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Funds; expenses of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Funds' shares.

The annual limitation for payment of expenses pursuant to the Plan is .25% of each Fund's average daily net assets. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. In the event the Plan is terminated by a Fund in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates.

                              FINANCIAL HIGHLIGHTS
                              --------------------

The financial highlights table is intended to help you understand the Funds' financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of dividends and distributions). This information has been audited by Joseph Decosimo & Company whose report, along with the Funds' financial statements, are included in the Statement of Additional Information, which is available upon request.

                             Lake Shore Equity Fund
                             ----------------------

           Selected Per Share Data and Ratios for a Share Outstanding
                Throughout the Period Ended December 31, 1998 (a)


Net asset value at beginning of period                            $    10.00
                                                                  ----------
Income from investment operations:
      Net investment income                                             0.08
      Net realized and unrealized gains on investments                  1.05
                                                                  ----------
Total from investment operations                                        1.13
                                                                  ----------

Dividends from net investment income                                   (0.08)
                                                                  ----------

Net asset value at end of period                                  $    11.05
                                                                  ==========

Total return (b)                                                       11.34%
                                                                  ==========

Net assets at end of period                                       $1,588,758
                                                                  ==========

Ratio of net expenses to average net assets (c)                         1.91%(d)

Ratio of net investment income to average net assets                    0.71%(d)

Portfolio turnover rate                                                    4%(d)

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

(b) Total return shown excludes the effect of applicable sales loads and is not annualized.

(c) Ratio of expenses to average net assets assuming no waiver of fees and reimbursement of expenses by the Adviser was 14.24%(d) (Note 4).

(d)  Annualized.

                            Lake Shore Balanced Fund
                            ------------------------

           Selected Per Share Data and Ratios for a Share Outstanding
                Throughout the Period Ended December 31, 1998 (a)

Net asset value at beginning of period                             $   10.00
                                                                   ---------
Income from investment operations:
      Net investment income                                             0.03
      Net realized and unrealized gains on investments                  0.97
                                                                   ---------
Total from investment operations                                        1.00
                                                                   ---------

Dividends from net investment income                                   (0.03)
                                                                   ---------

Net asset value at end of period                                   $   10.97
                                                                   =========

Total return (b)                                                        9.98%
                                                                   =========

Net assets at end of period                                        $ 191,490
                                                                   =========

Ratio of net expenses to average net assets (c)                         1.95%(d)

Ratio of net investment income to average net assets                    1.05%(d)

Portfolio turnover rate                                                    0%


(a) Represents the period from the initial public offering of shares (June 30, 1998) through December 31, 1998.

(b) Total return shown excludes the effect of applicable sales loads and is not annualized.

(c) Ratio of expenses to average net assets assuming no waiver of fees and reimbursement of expenses by the Adviser was 94.94%(d) (Note 4).

(d)  Annualized.

LAKE SHORE FAMILY OF FUNDS                    ACCOUNT NO. L____-________________
Account Application                                          (For Fund Use Only)
(Check appropriate Fund)

o EQUITY FUND (L1)        $______________     FOR BROKER/DEALER USE ONLY
o BALANCED FUND (L2)      $______________     Firm Name:________________________
Please mail account application to:           Home Office Address:______________
Countrywide Fund Services, Inc.               Branch Address:___________________
P.O. Box 5354                                 Rep Name & No.:___________________
Cincinnati, Ohio 45201-5354                   Rep Signature:____________________
--------------------------------------------------------------------------------
o Check or draft enclosed payable to the Fund(s) designated above ($1,000 minimum).

o  Bank Wire From:  ____________________________________________________________

o  Exchange From:   ____________________________________________________________
                           (Fund Name)               (Fund Account Number)

ACCOUNT NAME                                       S.S. #/Tax I.D.#
_______________________________________________    _____________________________
Name of Individual, Corporation,                   (In case of custodial account
Organization, or Minor, etc.                       please list minors S.S.#)

                                                   Citizenship: o  U.S.
_______________________________________________                 o  Other
Name of Joint Tenant, Partner, Custodian                           _____________

ADDRESS                                            PHONE

_______________________________________________    (   )_______________________
Street or P.O. Box                                 Business Phone

_______________________________________________    (   )_______________________
City             State                  Zip        Home Phone

Check Appropriate Box:  o Individual
                        o Joint Tenant
                          (Right of Survivorship Presumed)
                        o Partnership
                        o Corporation
                        o Trust
                        o Custodial
                        o Non-Profit
                        o Other

Occupation and Employer Name/Address____________________________________________

Are you an associated person of an NASD member?   o  Yes   o   No
--------------------------------------------------------------------------------
TAXPAYER IDENTIFICATION NUMBER - Under penalties of perjury I certify that the Taxpayer Identification Number listed above is my correct number. Check box if appropriate:

o I am exempt from backup withholding under the provisions of section 3406(a)(1)(c) of the Internal Revenue Code; or I am not subject to backup withholding because I have not been notified that I am subject to backup withholding as a result of a failure to report all interest or dividends; or the Internal Revenue Service has notified me that I am no longer subject to backup withholding.

o I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me and I have mailed or delivered an application to receive a Taxpayer Identification Number to the Internal Revenue Service Center or Social Security Administration Office. I understand that if I do not provide a Taxpayer Identification Number within 60 days that 31% of all reportable payments will be withheld until I provide a number.
--------------------------------------------------------------------------------
DISTRIBUTIONS (If no election is checked the SHARE OPTION will be assigned.)

o  Share Option  -  Income   distributions   and  capital  gains   distributions
                    automatically reinvested in additional shares.
o  Income Option -  Income   distributions   and  short   term   capital   gains
                    distributions   paid  in  cash,   long  term  capital  gains
                    distributions reinvested in additional shares.
o  Cash Option   -  Income distributions and capital gains distributions paid in cash.

       o  By Check           o  By ACH to my bank checking or savings account.
                                PLEASE ATTACH A VOIDED CHECK.

--------------------------------------------------------------------------------
REDUCED SALES CHARGES
Right of Accumulation:  I apply for Right of Accumulation subject to the Agents confirmation of the following holdings of the Lake Shore Family of Funds.

           Account Number/Name                   Account Number/Name

______________________________________  ____________________________________

______________________________________  ____________________________________

LETTER OF INTENT:  (Complete the Right of Accumulation section if related accounts are being applied to your Letter of Intent.)

o I agree to the Letter of Intent in the current Prospectus of the Lake Shore Family of Funds. Although I am not obligated to purchase, and the Trust is not obligated to sell, I intend to invest over a 13 month period beginning ______________________ 19 _______ (purchase date of not more than 90 days prior to this Letter) an aggregate amount in the Lake Shore Family of Funds at least equal to (check appropriate box):

              o $25,000                                   o $250,000
--------------------------------------------------------------------------------
SIGNATURES
By signature below each investor certifies that he has received a copy of the Funds' current Prospectus, that he is of legal age, and that he has full authority and legal capacity for himself or the organization named below, to make this investment and to use the options selected above. The investor appoints Countrywide Fund Services, Inc. as his agent to enter orders for shares whether by direct purchase or exchange, to receive dividends and distributions for automatic reinvestment in additional shares of the Funds for credit to the investor's account and to surrender forredemption shares held in the investor's account in accordance with any of the procedures elected above or for payment of service charges incurred by the investor. The investor further agrees that Countrywide Fund Services, Inc. can cease to act as such agent upon ten days notice in writing to the investor at the address contained in this Application. The investor hereby ratifies any instructions given pursuant to this Application and for himself and his successors and assigns does hereby release Countrywide Fund Services, Inc., Lake Shore Family of Funds, Lake Shore Fund Group, LLC, Countrywide Investments, Inc., and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein [provided that such entities have exercised due care to determine that the instructions are genuine. Neither the Trust, Countrywide Fund Services, Inc., nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expense in acting on such telephone instructions. The investor(s) will bear the risk of any such loss. The Trust or Countrywide Fund Services, Inc., or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Trust and/or Countrywide Fund
Services, Inc. do not employ such procedures, the may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.] The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


___________________________________       ______________________________________
   Signature of Individual Owner,           Signature of Joint Owner, if any
   Corporate Officer, Trustee, etc


___________________________________       ______________________________________
   Title of Corporate Officer,                            Date
       Trustee, etc.

      NOTE: Corporations, trusts and other organizations must complete the resolution form on the reverse side. Unless otherwise specified, each joint owner shall have full authority to act on behalf of the account.

AUTOMATIC  INVESTMENT  PLAN  (Complete  for  Investments  Into the  Fund(s))
The Automatic Investment Plan is available for all established accounts of the Lake Shore Family of Funds. There is no charge for this service, and it offers the convenience of automatic investing on a regular basis. The minimum investment is $50.00 per month. For an account that is opened by using this Plan, the minimum initial and subsequent investments must be $50.00. Though a continuous program of 12 monthly investments is recommended, the Plan may be discontinued by the shareholder at any time.

Please invest $ _________________ per    ABA Routing Number_____________________
month in the (check the appropriate
Fund.)                                   FI Account Number______________________

o  Equity Fund  o  Balanced  Fund
                                         o Checking Account  o Savings Account
__________________________________
Name of Financial Institution (FI)       Please make my automatic investment on:

                                         o  the last business day of each month
                                         o  the 15th day of each month
__________________________________
City                   State             o  both the 15th and last business day


X_________________________________      X_______________________________________
 (Signature of Depositor EXACTLY as       (Signature of Joint Tenant - if any)
  it appears on FI Records)

      (Joint Signatures are required when bank account is in joint names.
         Please sign exactly as signature appears on your FIs records.)

PLEASE ATTACH A VOIDED CHECK FOR THE AUTOMATIC INVESTMENT PLAN.

Indemnification to Depositor's Bank
     In consideration of your participation in a plan which Countrywide Fund Services, Inc. (Countrywide) has put into effect, by which amounts, determined by your depositor, payable to the applicable Fund designated above, for purchase of shares of said Fund, are collected by Countrywide, Countrywide hereby agrees:
     Countrywide will indemnify and hold you harmless from any liability to any person or persons whatsoever arising out of the payment by you of any amount drawn by the Funds to their own order on the account of your depositor or from any liability to any person whatsoever arising out of the dishonor by you whether with or without cause or intentionally or inadvertently, of any such amount. Countrywide will defend, at its own cost and expense, any action which might be brought against you by any person or persons whatsoever because of your actions taken pursuant to the foregoing request or in any manner arising by reason of your participation in this arrangement. Countrywide will refund to you any amount erroneously paid by you to the Funds if the claim for the amount of such erroneous payment is made by you within six (6) months from the date of such erroneous payment; your participation in this arrangement and that of the Funds may be terminated by thirty (30) days' written notice from either party to the other.
--------------------------------------------------------------------------------
AUTOMATIC WITHDRAWAL PLAN (Complete for Withdrawals from the Fund(s))
This is an authorization for you to withdraw $____________from my mutual fund account beginning the last business day of the month of___________________.

Please Indicate Withdrawal Schedule (Check One):

o  Monthly--Withdrawals will be made on the last business day of each month.
o  Quarterly--Withdrawals will be made on or about 3/31, 6/30, 9/30 and 12/31.
o Annually--Please make withdrawals on the last business day of the month of:_____________________.

Please Select Payment Method (Check One):

o Exchange: Please exchange the withdrawal proceeds into another account number: ____ ____ - ____ ____ ____ ____ ____ ____ - ____
o Check: Please mail a check for my withdrawal proceeds to the mailing address on this account.
o ACH Transfer: Please send my withdrawal proceeds via ACH transfer to my bank checking or savings account as indicated below. I understand that the transfer will be completed in two to three business days and that there is no charge.
o Bank Wire: Please send my withdrawal proceeds via bank wire, to the account indicated below. I understand that the wire will be completed in one business day and that there is an $8.00 fee.

Please attach a voided       ___________________________________________________
check for ACH or bank wire      Bank Name       Bank Address

                             ___________________________________________________
                                Bank ABA#       Account #       Account Name

o Send to special payee (other than applicant): Please mail a check for my withdrawal proceeds to the mailing address below:

Name of payee________________________________________________________

Please send to:______________________________________________________
                Street address      City         State         Zip
--------------------------------------------------------------------------------
RESOLUTIONS
(This Section to be completed by Corporations, Trusts, and Other Organizations)
RESOLVED: That this corporation or organization become a shareholder of the Lake Shore Family of Funds (the Trust) and that
________________________________________________________________________________
is (are) hereby authorized to complete and execute the Application on behalf of the corporation or organization and to take any action for it as may be necessary or appropriate with respect to its shareholder account with the Trust, and it is
FURTHER RESOLVED: That any one of the above noted officers is authorized to sign any documents necessary or appropriate to appoint Countrywide Fund Services, Inc. as redemption agent of the corporation or organization for shares of the applicable series of the Trust, to establish or acknowledge terms and conditions governing the redemption of said shares and to otherwise implement the privileges elected on the Application.

                                  Certificate

I hereby certify that the foregoing resolutions are in conformity with the Charter and Bylaws or other empowering documents of the


________________________________________________________________________________
                             (Name of Organization)

incorporated or formed under the laws of________________________________________
                                                         (State)

and were adopted at a meeting of the Board of Directors or Trustees of the organization or corporation duly called and held on________________________ at which a quorum was present and acting throughout, and that the same are now in full force and effect. I further certify that the following is (are) duly elected officer(s) of the corporation or organization, authorized to act in accordance with the foregoing resolutions.

                       Name                            Title

          _____________________________      _____________________________

          _____________________________      _____________________________

          _____________________________      _____________________________

Witness   my  hand   and  seal  of  the   corporation   or   organization   this
_____________________ day of __________________________, 19_______.

______________________________     _____________________________________________
        *Secretary-Clerk              Other Authorized Officer (if required)


*If the Secretary or other recording officer is authorized to act by the above resolutions, this certificate must also be signed by another officer.

LAKE SHORE FAMILY OF FUNDS
8280 Montgomery Road, Suite 302
Cincinnati, Ohio 45236

BOARD OF TRUSTEES
Gregory J. Bauer
Frank G. Doyle III
Francis A. Kovacs, Jr.
Robert A. McLaughlin
Joseph P. Rouse
Ralph P. Schwartz
William N. Stratman

INVESTMENT ADVISER LAKE SHORE FUND GROUP, LLC
8280 Montgomery Road, Suite 302
Cincinnati, Ohio 45236

UNDERWRITER
CW Fund Distributors, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202

TRANSFER AGENT
Countrywide Fund Services, Inc.
312 Walnut Street, 21st Floor
Cincinnati, Ohio  45202

SHAREHOLDER SERVICE
Nationwide: (Toll-Free) 800-266-9532

Additional information about the Funds is included in the Statement of Additional Information ("SAI"), which is incorporated by reference in its entirety. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and strategies that significantly affected the Funds' performance during their last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual report or other information about the Funds, or to make inquiries about the Funds, please call 1-800-266-9532 (Nationwide).

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. Information about the operation of the public reference room can be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Funds are available on the Commission's Internet site at http://www.sec.gov. Copies of information of the Commission's Internet site may be obtained, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-6009.

File Number 811-8431

                           LAKE SHORE FAMILY OF FUNDS
                           --------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                   May 1, 1999

                                   Equity Fund
                                  Balanced Fund


     This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Lake Shore Family of Funds dated May 1, 1999. A copy of the Funds' Prospectus can be obtained by writing the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202, or by calling the Trust nationwide toll-free 1-800-266-9532.


                                TABLE OF CONTENTS
                                -----------------


THE TRUST ...........................................................
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS .......................
INVESTMENT LIMITATIONS ..............................................
PORTFOLIO TURNOVER ..................................................
TRUSTEES AND OFFICERS ...............................................
PRINCIPAL SECURITY HOLDERS ..........................................
THE INVESTMENT ADVISER ..............................................
DISTRIBUTION PLAN ...................................................
CUSTODIAN ...........................................................
AUDITORS ............................................................
COUNTRYWIDE FUND SERVICES, INC. .....................................
SECURITIES TRANSACTIONS .............................................
CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE ................
OTHER PURCHASE INFORMATION ..........................................
THE UNDERWRITER .....................................................
TAXES ...............................................................
REDEMPTION IN RIND ..................................................
HISTORICAL PERFORMANCE INFORMATION ..................................
FINANCIAL STATEMENTS ................................................

                                    THE TRUST
                                    ---------

The Lake Shore Family of Funds (the "Trust"), an open-end management investment company, was organized as an Ohio business trust on September 3, 1997. The Trust currently offers two series of shares to investors: the Equity Fund and the Balanced Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment objective and policies.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Shares of each Fund have equal voting rights and liquidation rights. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

                  DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
                  ---------------------------------------------

BORROWING AND PLEDGING. Each Fund may borrow money from banks, provided that, immediately after any such borrowings, there is asset coverage of 300% for all borrowings of the Fund. A Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets. Each Fund may pledge assets in connection with borrowings but will not pledge more than one-third of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of the Funds and, therefore, if employed, increases the possibility of fluctuation in a Fund's net asset value. This is the speculative factor known as leverage. Each Fund's policies on borrowing and pledging are fundamental policies which may not be changed without the affirmative vote of a majority of its outstanding shares. It is the Funds' present intention, which may be changed by the Board of Trustees without shareholder approval, to limit each Fund's borrowing to no more than 5% of its net assets, and only for emergency or extraordinary purposes and not for leverage.

     LENDING PORTFOLIO SECURITIES. Each Fund may, from time to time, lend securities on a short-term basis (i.e., for up to seven days) to banks, brokers and dealers and receive as collateral cash, U.S. Government obligations or irrevocable bank letters of credit (or any combination thereof), which collateral will be required to be maintained at all times in an amount equal to at least 100% of the current value of the loaned securities plus accrued interest. Although each of the Funds does have the ability to make loans of all of its portfolio securities, it is the present intention of the Trust, which may be changed without shareholder approval, that such loans will not be made with respect to a Fund if as a result the aggregate of all outstanding loans exceeds one-third of the value of the Fund's total assets. Securities lending will afford a Fund the opportunity to earn additional income because the Fund will continue to be entitled to the interest payable on the loaned securities and also will either receive as income all or a portion of the interest on the investment of any cash loan collateral or, in the case of collateral other than cash, a fee negotiated with the borrower. Such loans will be terminable at any time. Loans of securities involve risks of delay in receiving additional collateral or in recovering the securities lent or even loss of rights in the collateral in the event of the insolvency of the borrower of the securities. A Fund will have the right to regain record ownership of loaned securities in order to exercise beneficial rights. A Fund may pay reasonable fees in connection with arranging such loans.

     REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its Custodian, banks having assets in excess of $10 billion and the largest and, in the judgment of the Adviser, most credit worthy primary U.S. Government securities dealers. Each Fund will enter into repurchase agreements which are collateralized by U.S. Government obligations. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' Custodian at the Federal Reserve Bank. At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of the net assets of the Fund would be invested in such securities and other illiquid securities.

                             INVESTMENT LIMITATIONS
                             ----------------------

The Trust has adopted certain fundamental investment limitations designed to reduce the risk of an investment in each Fund. These limitations may not be changed with respect to either Fund without the affirmative vote of a majority of the outstanding shares of that Fund.

1. Borrowing Money. The Fund will not borrow money, except from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund. The Fund will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

2. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation
(1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

3. Margin Purchases. The Fund will not purchase any securities or evidences of interest thereon on "margin" (except such short-term credits as are necessary for the clearance of transactions).

4. Options. The Fund will not purchase or sell puts, calls, options, futures, straddles, commodities or commodities futures contracts.

5. Real Estate. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that a Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate.

6. Short Sales. The Fund will not make short sales of securities, or maintain a short position, other than short sales "against the box."

7. Mineral Leases. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

8. Underwriting. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

9. Illiquid Investments. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

10. Concentration. The Fund will not invest 25% or more of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

11. Investing for Control. The Fund will not invest in companies for the purpose of exercising control.

12. Senior Securities. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities.

13. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness.

With respect to the percentages adopted by the Trust as maximum limitations on each Fund's investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money and the holding of illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

The Trust does not intend to pledge, mortgage or hypothecate the assets of any Fund. The Fund does not intend to make short sales of securities "against the box" as described in investment limitation 6. The statements of intention in this paragraph reflect nonfundamental policies which may be changed by the Board of Trustees without shareholder approval.

                               PORTFOLIO TURNOVER
                               ------------------

The Funds do not intend to use short-term trading as a primary means of achieving their investment objectives. However, each Fund's rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when portfolio changes are deemed necessary or appropriate by the Adviser. Although the annual portfolio turnover rate of the Funds cannot be accurately predicted, it is not expected to exceed 100% with respect to either of the Funds, but may be either higher or lower. A 100% turnover rate would occur, for example, if all the securities of a Fund were replaced once in a one-year period.

High turnover involves correspondingly greater commission expenses and transaction costs and may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of income and capital gains which the Fund must distribute to shareholders in order to maintain its status as a regulated investment company and to avoid the imposition of federal income or excise taxes.

For the fiscal period ended December 31, 1998, the portfolio turnover rate for the Equity Fund and the Balanced Fund were 4% and 0%, respectively.

                              TRUSTEES AND OFFICERS
                              ---------------------

The following is a list of the Trustees and executive officers of the Trust, their age and their aggregate compensation from the Trust for the fiscal period ended December 31, 1998. Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                                                  Compensation
Name                         Age    Position Held                 from the Trust
----                         ---    -------------                 --------------
*Gregory J. Bauer            45     Chairman/Trustee                $      0
+Frank G. Doyle III          54     Trustee                            1,000
+Francis A. Kovacs, Jr.      45     Trustee                            1,000

*Robert A. McLaughlin        59     Trustee                                0
*Joseph P. Rouse             54     Trustee                                0
+Ralph P. Schwartz           54     Trustee                            1,000
+William N. Stratman         56     Trustee                            1,000
 Earl V. Newsome, Jr.        42     President                              0
 Robert L. Bennett           57     Treasurer                              0
 Tina D. Hosking             30     Secretary                              0

* Messrs. Bauer, McLaughlin, and Rouse are "interested persons" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

+    Member of Audit Committee.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

GREGORY J.BAUER, 1650 Lake Shore Drive, Suite 280, Columbus, Ohio 43204, is Chairman of Lake Shore Fund Group, LLC (the investment adviser to the Trust). He is also Chairman and Managing Director of Cambridge Financial Group, Inc., a registered investment adviser.

FRANK G. DOYLE III, 8041 Hosbrook Road, Suite 200, Cincinnati, Ohio 45236, owns Preferred Business Services, which leases office space and provides secretarial support for its clients and AD Mail, a direct mail service company.

FRANCIS A. KOVACS, JR., 155 East Broad Street, 16th Floor, Columbus, Ohio 43215, is a partner of Coolidge, Wall, Womsley & Lombard Co., L.P.A. Previously, he was a partner of Schottenstein, Zox & Dunn.

ROBERT A. MCLAUGHLIN, 1650 Lake Shore Drive, Suite 280, Columbus, Ohio 43204, is Executive Vice President of Lake Shore Fund Group, LLC. He is also Executive Vice President and a director of Cambridge Financial Group, Inc. Mr. McLaughlin previously served as retirement system investment officer and assistant director of the Ohio Public Employees Retirement System.

JOSEPH P. ROUSE, 1800 Provident Tower, One East Fourth Street, Cincinnati, Ohio 45202, is a partner of Keating, Muething & Klekamp, a law firm.

RALPH P. SCHWARTZ, 2289 West Centerville Road, Dayton, Ohio 45459, is a self-employed certified public accountant.

WILLIAM N. STRATMAN, 7949 Graves Road, Cincinnati, Ohio 45243, is a co-owner of the Mariners Inn banquet halls. Previously, he owned The Bohlenger Engraving Company.

EARL V. (BUCK) NEWSOME, JR., 7824 Laurel Avenue, Cincinnati, Ohio 45243 is President of Lake Shore Fund Group, LLC. He is also the President of Cambridge Financial Group, Inc.

ROBERT L. BENNETT, 312 Walnut Street, Cincinnati, Ohio, is First Vice President and Chief Operations Officer of Countrywide Fund Services, Inc., (a registered transfer agent). He is also Treasurer of Albemarle Investment Trust, Atalanta/Sosnoff Investment Trust, Dean Family of Funds, The New York State Opportunity Funds, Profit Funds Investment Trust, Wells Family of Real Estate Funds, Williamsburg Investment Trust and The Winter Harbor Fund and Assistant Treasurer of Boyar Value Fund, Inc., Brundage, Story and Rose Investment Trust and Schwartz Investment Trust (all of which are registered investment companies).

TINA D. HOSKING, 312 Walnut Street, Cincinnati, Ohio, is Assistant Vice President and Associate General Counsel of Countrywide Fund Services, Inc. She is also Secretary of Albemarle Investment Trust, Atalanta/Sosnoff Investment Trust, The Bjurman Funds, Brundage, Story and Rose Investment Trust, Boyar Value Fund, Inc., Dean Family of Funds, The New York State Opportunity Funds, Profit Funds Investment Trust, The Thermo Opportunity Fund, Inc., UC Investment Trust, Wells Family of Real Estate Funds, Williamsburg Investment Trust and The Winter Harbor Fund and Assistant Secretary of The Gannett Welsh & Kotler Funds, The James Advantage Funds, Lake Shore Family of Funds, Schwartz Investment Trust and The Westport Funds.

Each Trustee who is not an employee or officer of the Adviser will receive a $250 fee for each Board meeting attended and will be reimbursed for travel and other expenses incurred in the performance of their duties.

                           PRINCIPAL SECURITY HOLDERS
                           --------------------------

As of January 31, 1999, Suzanne K. Meyers, as trustee of the Suzanne K. Meyers Trust, 5080 Squirrel Bend, Columbus, Ohio, owned of record 6.7% of the outstanding shares of the Equity Fund; Everen Clearing Corporation, for the benefit of Mary Lou and Ronald Dury, 111 East Kilbourne Avenue, Cincinnati, Ohio, owned of record 5.6% of the outstanding shares of the Equity Fund; and Advest, Inc. for the benefit of its customers, 90 State House Square, Hartford, Connecticut, owned of record 72.2% of the outstanding shares of the Equity Fund and 99.3% of the outstanding shares of the Balanced Fund. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.

As of January 31, 1999, the Trustees and officers of the Trust as a group owned of record or beneficially 5.6% of the outstanding shares of the Equity Fund and less than 1% of the outstanding shares of the Balanced Fund.

                               INVESTMENT ADVISER
                               ------------------

Lake Shore Fund Group, LLC (the "Adviser") is the Funds' investment manager. Earl V. (Buck) Newsome, Jr. and Gregory J. Bauer are the controlling shareholders of the Adviser. Mr. Newsome and Mr. Bauer, by reason of such affiliation, may directly or indirectly receive benefits from the advisory fees paid to the Adviser.

Under the terms of the advisory agreement between the Trust and the Adviser, the Adviser manages the Funds' investments. Each Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of its average daily net assets.

For the fiscal period ended December 31, 1998, the Equity Fund and the Balanced Fund accrued advisory fees of $4,838 and $456, respectively. However, in order to reduce the operating expenses of the Funds the Adviser voluntarily waived its entire advisory fee and reimbursed the Funds for a portion of their operating expenses.

The Funds are responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Funds, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, expenses related to the distribution of the Funds' shares (see "Distribution Plan"), insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent for the Funds, fees and expenses of members of the Board of Trustees who are not employees or officers of the Adviser, the cost of preparing and distributing prospectuses, statements, reports and other documents to share holders, expense of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Trust may be a party. The Funds may have an obligation to indemnify the Trust's officers and Trustees with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Trustees in the performance of their duties. The compensation and expenses of any officer, Trustee or employee of the Trust who is an officer, member, director, employee or stockholder of the Adviser are paid by the Adviser.

By its terms, the Trust's advisory agreement will remain in force until January 8, 2000 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Trust's investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the Investment Company Act of 1940 and the rules thereunder.

                                DISTRIBUTION PLAN
                                -----------------

As stated in the Prospectus, the Funds have adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits each Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with the Underwriter.

The Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of each Fund. For the fiscal period ended December 31, 1998, the Equity Fund accrued distribution expenses of $250.

The continuance of the Plan must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plan (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. The Plan may be terminated by either Fund at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of such Fund. In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Adviser after the termination date. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plan must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plan should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plan is in effect, all amounts spent by the Funds pursuant to the Plan and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of their ownership of shares of the Adviser, Earl V. (Buck) Newsome, Jr. and Gregory J. Bauer may each be deemed to have a financial interest in the operation of the Plan.

                                    CUSTODIAN
                                    ---------


Firstar, N.A., 425 Walnut Street, Cincinnati, Ohio, has been retained to act as Custodian for the Funds' investments. Firstar acts as each Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.


                                    AUDITORS
                                    --------

The firm of Joseph Decosimo and Company, PLL, 221 E.4th Street, Suite 2727, Cincinnati, Ohio 45202, has been selected as independent auditors for the Trust for the fiscal year ending December 31, 1999. Joseph Decosimo and Company performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

                         COUNTRYWIDE FUND SERVICES, INC.
                         -------------------------------

The Trust has retained Countrywide Fund Services, Inc. ("Countrywide") to act as its transfer agent. Countrywide is an indirect wholly-owned subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending. Countrywide maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Countrywide receives for its services as transfer agent a fee at an annual rate of $20 per account from each of the Funds, provided, however, that the minimum fee is $1,200 per month for each Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

Countrywide also provides accounting and pricing services to the Funds. For calculating daily net asset value per share and maintaining such books and records as are necessary to enable Countrywide to perform its duties, each Fund pays Countrywide a fee in accordance with the following schedule:

       Average Monthly Net Assets                      Monthly Fee
      ---------------------------                  --------------------
      $          0 - $ 50,000,000                      $2,000
        50,000,000 -  100,000,000                      $2,500
       100,000,000 -  200,000,000                      $3,000
       200,000,000 -  300,000,000                      $4,000
              Over    300,000,000                      $5,000 + .001%  of
                                                       average monthly
                                                       net assets

In addition, each Fund pays all costs of external pricing services.

Countrywide also provides administrative services to the Funds. In this capacity, Countrywide supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Countrywide supervises the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, each Fund pays Countrywide a fee at the annual rate of .15% of the average value of its daily net assets up to $50 million, .125% of such assets from $50 million to $100 million and .10% of such assets in excess of $100 million, provided, however, that the minimum fee is $1,000 per month for each Fund. For the fiscal period ended December 31, 1998, Countrywide received transfer agency fees, accounting services fees and administrative service fees of $10,800, $18,000 and $9,000, respectively from the Equity Fund and $7,200, $12,000 and $6,000 respectively from the Balanced Fund.

                             SECURITIES TRANSACTIONS
                             -----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Adviser and are subject to review by the Board of Trustees of the Trust. In the purchase and sale of portfolio securities, the Adviser seeks best execution for the Funds, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. The Equity Fund and the Balanced Fund paid brokerage commissions of $2077 and $81, respectively, during the fiscal period ended December 31, 1998.

The Funds may attempt to deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, portfolio securities for the Funds may be purchased directly from the issuer.

The Adviser is specifically authorized to select brokers who also provide brokerage and research services to the Funds and/or other accounts over which the Adviser exercises investment discretion and to pay such brokers a commission in excess of the commission another broker would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Funds and to accounts over which it exercises investment discretion.

Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Adviser, it is not possible to place a dollar value on it. Research services furnished by brokers through whom the Funds effect securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with the Funds.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Underwriter and other affiliates of the Trust or the Adviser may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. No Fund will effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Neither the Underwriter nor affiliates of the Trust or the Adviser will receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

              CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
              ----------------------------------------------------

The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of the shares of each Fund are determined as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. For a description of the methods used to determine the share price and the public offering price, see "Calculation of Public Offering Price" in the Prospectus.

                           OTHER PURCHASE INFORMATION
                           --------------------------

The Prospectus describes generally how to purchase shares of the Funds. Additional information with respect to certain types of purchases of shares of the Funds is set forth below.

Right of Accumulation. A "purchaser" (as defined in the Prospectus) of shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing shares of any Fund in the Lake Shore Family of Funds with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. The purchaser or his dealer must notify Countrywide Fund Services, Inc. (the "Transfer Agent") that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent.

Letter of Intent. The reduced sales loads set forth in the tables in the Prospectus may also be available to any "purchaser" (as defined in the Prospectus) of shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest in any Fund in the Lake Shore Family of Funds within a thirteen month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the purchaser's cost (without a retroactive downward adjustment of the sales load). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

Other Information. The Trust does not impose a sales load or imposes a reduced sales load in connection with purchases of shares of the Funds made under the reinvestment privilege or the purchases described in the "Reduced Sales Load" or "Purchases at Net Asset Value" sections in the Prospectus because such purchases require minimal sales effort by the Underwriter. Purchases described in the "Purchases at Net Asset Value" section may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

                                 THE UNDERWRITER
                                 ---------------

CW Fund Distributors, Inc. (the "Underwriter"), 312 Walnut Street, Cincinnati, Ohio 45202, is the principal underwriter of the Funds and, as such, is the exclusive agent for distribution of shares of the Funds. The Underwriter is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

The Underwriter currently allows concessions to dealers who sell shares of the Funds, as follows:

                                                   Dealer Reallowance as
         Amount of Investment                    % of Public Offering Price
         --------------------                    --------------------------
         Less than $25,000                                   4.5%
         $25,000 but less than $250,000                      3.5%
         $250,000 or more                                    2.5%

Under certain circumstances, the Underwriter may increase or decrease the reallowance to dealers. The Underwriter receives that portion of the sales load which is not reallowed to the dealers who sell shares of the Funds. The Underwriter retains the entire sales load on all direct initial investments in the Funds and on all investments in accounts with no designated dealer of record.


For the fiscal period ended December 31, 1998, the aggregate commissions collected on sales of the Funds' shares were $6,802, all of which the Underwriter paid to unaffiliated broker-dealers.


The Funds may compensate dealers, including the Underwriter and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plan" above.

                                      TAXES
                                      -----

The Prospectus describes generally the tax treatment of distributions by the Funds. This section of the Statement of Additional Information includes additional information concerning federal taxes.

Each Fund has qualified and intends to qualify annually for the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. To so qualify a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies; and (ii) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met:
(a) at least 50% of the value of the Fund's total assets is represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities (for this purpose such other securities will qualify only if the Fund's investment is limited in respect to any issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies).

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund's "required distribution" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Fund's ordinary income for the calendar year plus 98% of its net capital gains recognized during the one year period ending on November 30 of the calendar year plus undistributed amounts from prior years. The Funds intend to make distributions sufficient to avoid imposition of the excise tax.

The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

                               REDEMPTION IN KIND
                               ------------------

Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. If any such redemption in kind is to be made, each Fund intends to make an election pursuant to Rule 18f-1 under the Investment Company Act of 1940. This election will require the Funds to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of each Fund during any 90 day period for any one shareholder. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable.

                       HISTORICAL PERFORMANCE INFORMATION
                       ----------------------------------

From time to time, each Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:
                                         n
                                P (1 + T)  = ERV

Where:
P   = a hypothetical initial payment of $1,000
T   = average annual total return
n   = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated. Each Fund may also advertise total return (a "non-standardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return. For the period from the initial public offering of shares (March 2, 1998) through December 31, 1998, the total return of the Equity Fund as calculated in this manner was 11.34%. For the period from the initial public offering of shares (June 30, 1998) through December 31, 1998, the total return of the Balanced Fund as calculated in this manner was 9.98%. A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, each of the Funds may advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[(a-b/cd +1)  -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

From time to time the Funds may advertise their performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc.("Lipper"), or by publications of general interest such as

Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. The Funds may also compare their performance to that of other selected mutual funds, averages of the other mutual funds within their categories as determined by Lipper, or recognized indicators such as the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index. In connection with a ranking, the Funds may provide additional information, such as the particular category of funds to which the ranking relates, the number of funds in the category, the criteria upon which the ranking is based, and the effect of fee waivers and/or expense reimbursements, if any. The Funds may also present their performance and other investment characteristics, such as volatility or a temporary defensive posture, in light of the Adviser's view of current or past market conditions or historical trends.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

                              FINANCIAL STATEMENTS
                              --------------------

The Funds' Annual Financial Statements as of December 31, 1998, which have been audited by Joseph Decosimo and Company, PLL, are attached to this Statement of Additional Information.

--------------------------------------------------------------------------------

                           LAKE SHORE FAMILY OF FUNDS
                           --------------------------


                            LAKE SHORE BALANCED FUND


                                  ANNUAL REPORT
                                December 31, 1998



    INVESTMENT ADVISER                                    ADMINISTRATOR
    ------------------                                    -------------
LAKE SHORE FUND GROUP, LLC                       COUNTRYWIDE FUND SERVICES, INC.
   8280 Montgomery Road                                 312 Walnut Street
         Suite 302                                        P.O. Box 5354
  Cincinnati, Ohio 45236                           Cincinnati, Ohio 45201-5354
      1.513.794.1440                                     1.800.266.9532

--------------------------------------------------------------------------------

                                     [LOGO]
                                   LAKE SHORE
                                ---------------
                                FAMILY OF FUNDS

    INVESTMENT ADVISER                                  SHAREHOLDER SERVICES
    ------------------                                  --------------------
LAKE SHORE FUND GROUP, LLC                           Lake Shore Family of Funds
   8280 Montgomery Road                                     P.O. Box 5354
         Suite 302                                   Cincinnati, Ohio 45201-5354
  Cincinnati, Ohio 45236                                    (800) 266.9532
      (513) 794.1440


Dear Fellow Shareholders,

The Lake Shore Balanced Fund began operations in June of 1998 during what we considered to be an investment environment which had greater than average risk. Consequently, the Fund was held in riskless cash and cash equivalents until our equity market work suggested that risk was reduced.

Major market averages rallied into July, but there was a significant degree of deterioration in the broad market. Measures of stocks advancing in price versus those declining in price, and stocks moving to new 52-week highs, failed to confirm the advances in stock indices, and highlighted the narrowness of the rise. When Russia defaulted on its treasury debt in August, a crisis ensued. A large U.S. hedge fund, which had employed greater than usual leverage, threatened the liquidity of the worldwide financial system as its positions had to be unwound, and led to fears of a worldwide recession. At this point, the market sell-off began in earnest.

In response to these events, investors quickly shifted funds into short-term securities, driving interest rates on Treasury bills down. This was followed by the Federal Reserve's move to lower the discount rate and inject funds into the system, as they orchestrated a bailout of the above-mentioned hedge fund. This improving monetary environment, in conjunction with the lower equity prices, resulted in a more favorable outlook for stocks, and our Fund entered the market in late October.

Major market sell-offs have shown a tendency to occur every four years, and the decline into October fell within this time frame, suggesting that a sustained rally may follow. In addition, two consecutive discount rate cuts by the Federal Reserve have historically had positive ramifications for stocks. Since 1914, there have been 19 of these instances, and the S&P 500 Index rose 18 times for an average gain of 30.3% over the next twelve months.

Clearly, the advance from the October lows has been rather narrow, with investors concentrating on large-cap growth stocks, and there remain fundamental and technical concerns. Valuations were already at the higher end of their historic range when the rally began, and sentiment quickly shifted to the positive side and remains extremely high (it is more beneficial for there to be a higher degree of skepticism). On the other hand, the Federal Reserve is maintaining its accommodating stance, providing plenty of liquidity for the market, and stock buying by corporate "insiders" has been high, traditionally a good sign for the market.

After a significant decline in interest rates resulting from an international flight-to-quality, yields have moved higher and, at the present time, are indicating that further declines are not on the horizon. As a result, we have maintained the fixed-income portion of the Fund in short-term instruments until we see a better opportunity to invest in longer maturities.

The accompanying graph compares the performance of a hypothetical $10,000 investment in the Fund relative to the S&P 500 Index, an unmanaged, capitalization-weighted index of 500 large common stocks. The initial investment figure for the Fund is adjusted for the 5% maximum sales load applicable to share purchases. Through December 31, 1998, the Fund's total return since inception (excluding the impact of applicable sales loads) was 9.98% versus 18.61% for the S&P 500 Index.

If you have any questions, please feel free to call us at (513)-794-1440.

Sincerely,

/s/ Gregory J. Bauer

Gregory J. Bauer, CFA
Chairman
Lake Shore Family of Funds

   Comparison of the Change in Value of a $10,000 Investment in the Lake Shore
       Balanced Fund, the S&P 500 Index and the Lipper Balanced Fund Index

                            LAKE SHORE BALANCED FUND:
                            -------------------------

                                     MONTHLY
                DATE                  RETURN              BALANCE
                ----                  ------              -------
              06/30/98                                     9,500
              07/31/98                 0.40%               9,538
              08/31/98                 0.40%               9,576
              09/30/98                 0.10%               9,586
              10/31/98                 2.08%               9,785
              11/30/98                 2.14%               9,994
              12/31/98                 4.54%              10,448

                                 S&P 500 INDEX:
                                 --------------

                                   MONTHLY
                DATE                RETURN                BALANCE
                ----                ------                -------
              06/30/98                                    10,000
              07/31/98              -1.07%                 9,894
              08/31/98             -14.46%                 8,463
              09/30/98               6.41%                 9,005
              10/31/98               8.13%                 9,738
              11/30/98               6.06%                10,328
              12/31/98               5.76%                10,923

                            LIPPER BALANCED FUND INDEX:
                           ---------------------------

                                   MONTHLY
                DATE                RETURN                BALANCE
                ----                ------                -------
              06/30/98                                    10,000
              07/31/98              -1.17%                 9,883
              08/31/98              -8.62%                 9,031
              09/30/98               4.32%                 9,421
              10/31/98               3.74%                 9,774
              11/30/98               3.66%                10,131
              12/31/98               3.69%                10,505

                           --------------------------
                            Lake Shore Balanced Fund
                                  Total Return
                           Since Inception*     4.48%
                           --------------------------

           Past performance is not predictive of future performance.

             *Initial public offering of shares was June 30, 1998.

                            LAKE SHORE BALANCED FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998

ASSETS
      Investment securities, at market value (Cost $156,153)           $ 170,330
      Dividends receivable                                                   358
      Receivable from Adviser (Note 4)                                     4,470
      Organization expenses, net (Note 2)                                 19,949
      Other assets                                                         2,536
                                                                       ---------
           TOTAL ASSETS                                                  197,643
                                                                       ---------
LIABILITIES
      Payable to affiliates (Note 4)                                       4,200
      Other accrued expenses and liabilities                               1,953
                                                                       ---------
           TOTAL LIABILITIES                                               6,153
                                                                       ---------

NET ASSETS                                                             $ 191,490
                                                                       =========
NET ASSETS CONSIST OF:
Paid-in capital                                                        $ 177,306
Undistributed net investment income                                            2
Accumulated net realized gains from security transactions                      5
Net unrealized appreciation on investments                                14,177
                                                                       ---------
NET ASSETS                                                             $ 191,490
                                                                       ---------
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)                  17,456
                                                                       =========
Net asset value and redemption price per share (Note 2)                $   10.97
                                                                       =========
Maximum offering price per share (Note 2)                              $   11.55
                                                                       =========

See accompanying notes to financial statements.

                            LAKE SHORE BALANCED FUND

                             STATEMENT OF OPERATIONS

                   For the Period Ended December 31, 1998 (a)


INVESTMENT INCOME
       Dividends                                                      $   1,391
                                                                      ---------
EXPENSES
       Accounting services fees (Note 4)                                 12,000
       Transfer agent fees (Note 4)                                       7,200
       Insurance expense                                                  6,188
       Administrative services fees (Note 4)                              6,000
       Registration fees                                                  4,294
       Amortization of organization expenses (Note 2)                     2,217
       Postage and supplies                                               2,098
       Trustees' fees and expenses                                        1,762
       Custodian fees                                                     1,400
       Investment advisory fees (Note 4)                                    456
       Shareholder report costs                                             408
       Pricing costs                                                        100
                                                                      ---------
                   TOTAL EXPENSES                                        44,123
       Fees waived and expenses reimbursed by the Adviser (Note 4)      (43,219)
                                                                      ---------
                   NET EXPENSES                                             904
                                                                      ---------

NET INVESTMENT INCOME                                                       487
                                                                      ---------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
       Net realized gains from security transactions                          5
       Net increase in unrealized appreciation on investments            14,177
                                                                      ---------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         14,182
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $  14,669
                                                                      =========

(a) Represents the period from the initial public offering of shares (June 30, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                            LAKE SHORE BALANCED FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Period Ended December 31, 1998 (a)


FROM OPERATIONS:
      Net investment income                                           $     487
      Net realized gains from security transactions                           5
      Net increase in unrealized appreciation on investments             14,177
                                                                      ---------
Net increase in net assets from operations                               14,669
                                                                      ---------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                                           (485)
                                                                      ---------
FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                         175,821
      Net asset value of shares issued in
           reinvestment of distributions to shareholders                    485
                                                                      ---------
Net increase in net assets from capital share transactions              176,306
                                                                      ---------

TOTAL INCREASE IN NET ASSETS                                            190,490

NET ASSETS:
      Beginning of period (Note 1)                                        1,000
                                                                      ---------
      End of period                                                   $ 191,490
                                                                      =========

UNDISTRIBUTED NET INVESTMENT INCOME                                   $       2
                                                                      =========

CAPITAL SHARE ACTIVITY:
      Shares sold                                                        17,312
      Shares issued in reinvestment of
         distributions to shareholders                                       44
                                                                      ---------
      Net increase in shares outstanding                                 17,356
      Shares outstanding, beginning of period (Note 1)                      100
                                                                      ---------
      Shares outstanding, end of period                                  17,456
                                                                      =========

(a) Represents the period from the initial public offering of shares (June 30, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                            LAKE SHORE BALANCED FUND

                              FINANCIAL HIGHLIGHTS

           Selected Per Share Data and Ratios for a Share Outstanding
                Throughout the Period Ended December 31, 1998 (a)


Net asset value at beginning of period                             $   10.00
                                                                   ---------
Income from investment operations:
      Net investment income                                             0.03
      Net realized and unrealized gains on investments                  0.97
                                                                   ---------
Total from investment operations                                        1.00
                                                                   ---------

Dividends from net investment income                                   (0.03)
                                                                   ---------

Net asset value at end of period                                   $   10.97
                                                                   =========

Total return (b)                                                        9.98%
                                                                   =========

Net assets at end of period                                        $ 191,490
                                                                   =========

Ratio of net expenses to average net assets (c)                         1.95%(d)

Ratio of net investment income to average net assets                    1.05%(d)

Portfolio turnover rate                                                    0%


(a) Represents the period from the initial public offering of shares (June 30, 1998) through December 31, 1998.

(b) Total return shown excludes the effect of applicable sales loads and is not annualized.

(c) Ratio of expenses to average net assets assuming no waiver of fees and reimbursement of expenses by the Adviser was 94.94%(d) (Note 4).

(d)  Annualized.

See accompanying notes to financial statements.

                            LAKE SHORE BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1998

                                                                       Market
 Shares                                                                 Value
--------                                                             ----------
           COMMON STOCKS - 52.5%
           TECHNOLOGY - 16.8%
      45        AT&T Corp.                                           $    3,386
      85        Apple Computer, Inc.*                                     3,480
      60        Comcast Corp.                                             3,521
      45        Dell Computer Corp.*                                      3,293
      45        EMC Corp.*                                                3,825
      20        IBM Corp.                                                 3,695
      35        Lucent Technologies, Inc.                                 3,850
     110        Unisys Corp.*                                             3,788
      30        United Technologies Corp.                                 3,263
                                                                     ----------
                                                                         32,101
                                                                     ----------
           CONSUMER, NON-CYCLICAL - 8.8%
      25        Bristol-Myers Squibb Co.                                  3,345
      45        Guidant Corp.                                             4,961
      50        Heinz (H.J.) Co.                                          2,831
      20        Merck & Co., Inc.                                         2,954
     100        Sara Lee Corp.                                            2,819
                                                                     ----------
                                                                         16,910
                                                                     ----------
           CONSUMER, CYCLICAL - 6.2%
      37        DaimlerChrysler AG*                                       3,554
      80        Ford Motor Co.                                            4,695
      45        Wal-Mart Stores, Inc.                                     3,665
                                                                     ----------
                                                                         11,914
                                                                     ----------
           ENERGY - 5.7%
      35        Chevron Corp.                                             2,903
      40        Exxon Corp.                                               2,925
     145        Occidental Petroleum Corp.                                2,447
      50        Texaco, Inc.                                              2,643
                                                                     ----------
                                                                         10,918
                                                                     ----------
           BASIC MATERIALS - 5.1%
      45        Georgia-Pacific Group                                     2,635
      40        Georgia-Pacific Timber Group                                953
      65        International Paper Co.                                   2,913
      65        Weyerhaeuser Co.                                          3,303
                                                                     ----------
                                                                          9,804
                                                                     ----------

                            LAKE SHORE BALANCED FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1998

                                                                       Market
 Shares                                                                 Value
--------                                                             ----------
           COMMON STOCKS - 52.5%
           FINANCIAL SERVICES - 4.8%
      40        Associates First Capital Corp. - Class A             $    1,695
      60        Paychex, Inc.                                             3,086
      60        Providian Financial Corp.                                 4,500
                                                                     ----------
                                                                          9,281
                                                                     ----------
           INDUSTRIAL - 3.2%
     130        Waste Management, Inc.                                    6,062
                                                                     ----------
           CONGLOMERATES - 1.9%
      35        General Electric Co.                                      3,572
                                                                     ----------

           TOTAL COMMON STOCKS (COST $86,385)                           100,562
                                                                     ----------

           MONEY MARKETS - 36.4%
  69,768        Star Treasury Fund (Cost $69,768)                        69,768
                                                                     ----------

           TOTAL INVESTMENT SECURITIES (COST $156,153) - 88.9%          170,330

           OTHER ASSETS IN EXCESS OF LIABILITIES - 11.1%                 21,160
                                                                     ----------

           NET ASSETS - 100.0%                                       $  191,490
                                                                     ==========

           * Non-income producing security.

           See accompanying notes to financial statements.

                            LAKE SHORE BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


1.   ORGANIZATION

The Lake Shore Family of Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated September 3, 1997. The Trust currently offers two separate series of shares to investors: the Equity Fund and the Balanced Fund (individually, a Fund and, collectively, the Funds). The Trust was capitalized on December 23, 1997, when the initial shares of each Fund were purchased at $10.00 per share. The initial public offering of shares of the Balanced Fund commenced on June 30, 1998. The Balanced Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Balanced Fund seeks long-term growth of capital and current income by investing in a balanced portfolio of common stocks, U.S. Treasury obligations and money market instruments.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Balanced Fund's significant accounting policies:

Security valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 5.26% of the net asset value (or 5.00% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years as of December 31, 1998. Effective January 1, 1999, the Fund intends to adopt the provisions of AICPA Statement of Position 98-5, "Reporting for the Costs of Start-Up Activities." In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                            LAKE SHORE BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 1998, net unrealized appreciation on investments was $14,177 for federal income tax purposes, of which $15,209 related to appreciated securities and $1,032 related to depreciated securities based on a federal income tax cost basis of $156,153.

3.   INVESTMENT TRANSACTIONS

During the period ended  December 31, 1998,  cost of purchases and proceeds from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $86,385 and $0, respectively.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Lake Shore Fund Group, LLC (the Adviser), of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc. (the Underwriter), the exclusive agent for the distribution of the Fund's shares.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses during the period ended December 31, 1998, the Adviser waived its entire advisory fee of $456 and reimbursed the Fund for $42,763 of other operating expenses.

                            LAKE SHORE BALANCED FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,000 from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, the Underwriter serves as the exclusive agent for the distribution of the Fund's shares. For these services, the Underwriter earned $917 from underwriting commissions on the sale of shares during the period ended December 31, 1998.

PLAN OF DISTRIBUTION
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Underwriter or the Adviser for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For the period ended December 31, 1998, the Fund incurred no such expenses under the Plan.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Lake Shore Balanced Fund and
The Trustees of Lake Shore Family of Funds

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Lake Shore Balanced Fund (one of the funds of the Lake Shore Family of Funds ) as of December 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from June 30, 1998 (date of initial public offering of shares) through December 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lake Shore Balanced Fund of the Lake Shore Family of Funds as of December 31, 1998, and the results of its operations and financial highlights for the period from June 30, 1998 through December 31, 1998, in conformity with generally accepted accounting principles.


                                        /s/ Joseph Decosimo and Company, PLL

                                        Joseph Decosimo and Company, PLL

Cincinnati, Ohio
January 15, 1999

--------------------------------------------------------------------------------

                           LAKE SHORE FAMILY OF FUNDS
                           --------------------------


                             LAKE SHORE EQUITY FUND


                                  ANNUAL REPORT
                                December 31, 1998



    INVESTMENT ADVISER                                    ADMINISTRATOR
    ------------------                                    -------------
LAKE SHORE FUND GROUP, LLC                       COUNTRYWIDE FUND SERVICES, INC.
   8280 Montgomery Road                                 312 Walnut Street
         Suite 302                                        P.O. Box 5354
  Cincinnati, Ohio 45236                           Cincinnati, Ohio 45201-5354
      1.513.794.1440                                     1.800.266.9532

--------------------------------------------------------------------------------

                                     [LOGO]
                                   LAKE SHORE
                                ---------------
                                FAMILY OF FUNDS

    INVESTMENT ADVISER                                  SHAREHOLDER SERVICES
    ------------------                                  --------------------
LAKE SHORE FUND GROUP, LLC                           Lake Shore Family of Funds
   8280 Montgomery Road                                     P.O. Box 5354
         Suite 302                                   Cincinnati, Ohio 45201-5354
  Cincinnati, Ohio 45236                                    (800) 266.9532
      (513) 794.1440

Dear Fellow Shareholders,

The Lake Shore Equity Fund began operations in March of 1998 during what we considered to be an investment environment which had greater than average risk. Consequently, one-third of the Fund was held in riskless cash and cash equivalents until our equity market analysis suggested that risk was reduced.

Major market averages rallied into July, but there was a significant degree of deterioration in the broad market. Measures of stocks advancing in price versus those declining in price, and stocks moving to new 52-week highs, failed to confirm the advances in stock indices, and highlighted the narrowness of the rise. When Russia defaulted on its treasury debt in August, a crisis ensued. A large U.S. hedge fund, which had employed greater than usual leverage, threatened the liquidity of the worldwide financial system as its positions had to be unwound, and led to fears of a worldwide recession. At this point, the market sell-off began in earnest.

In response to these events, investors quickly shifted funds into short-term securities, driving interest rates on Treasury bills down. This was followed by the Federal Reserve's move to lower the discount rate and inject funds into the system, as they orchestrated a bailout of the above-mentioned hedge fund. This improving monetary environment, in conjunction with lower equity prices, resulted in a more favorable outlook for stocks, and our Fund moved to an essentially fully invested position in early December.

Major market sell-offs have shown a tendency to occur every four years, and the decline into October fell within this time frame, suggesting that a sustained rally may follow. In addition, two consecutive discount rate cuts by the Federal Reserve have historically had positive ramifications for stocks. Since 1914, there have been 19 of these instances, and the S&P 500 Index rose 18 times for an average gain of 30.3% over the next twelve months.

Clearly, the advance from the October lows has been rather narrow, with investors concentrating on large-cap growth stocks, and there remain fundamental and technical concerns. Valuations were already at the higher end of their historic range when the rally began, and sentiment quickly shifted to the positive side and remains extremely high (it is more beneficial for there to be a higher degree of skepticism). On the other hand, the Federal Reserve is maintaining its accommodating stance, providing plenty of liquidity for the market, and stock buying by corporate "insiders" has been high, traditionally a good sign for the market.

Corrections in the market are to be expected, particularly given the strong surge that occurred during the fourth quarter, but we are maintaining our fully invested posture.

The accompanying graph compares the performance of a hypothetical $10,000 investment in the Fund relative to the S&P 500 Index, an unmanaged, capitalization-weighted index of 500 large common stocks. The initial investment figure for the Fund is adjusted for the 5% maximum sales load applicable to share purchases. Through December 31, 1998, the Fund's total return since its March 2 inception (excluding the impact of applicable sales loads) was 11.34% versus 18.61% for the S&P 500 Index.

If you have any questions, please feel free to call us at (513)-794-1440.

Sincerely,

/s/ Gregory J. Bauer

Gregory J. Bauer, CFA
Chairman
Lake Shore Family of Funds

        Comparison of the Change in Value of a $10,000 Investment in the Lake Shore Equity Fund and the S&P 500 Index

                             LAKE SHORE EQUITY FUND
                             ----------------------

                                       MONTHLY
                DATE                   RETURN             BALANCE
              03/02/98                                     9,500
              03/31/98                  1.40%              9,633
              04/30/98                  0.79%              9,709
              05/31/98                 -0.98%              9,614
              06/30/98                  0.77%              9,688
              07/31/98                 -1.58%              9,535
              08/31/98                 -6.11%              8,952
              09/30/98                  3.02%              9,223
              10/31/98                  3.53%              9,548
              11/30/98                  2.91%              9,825
              12/31/98                  7.65%             10,578

                                  S&P 500 INDEX
                                  -------------

                                       MONTHLY
                DATE                   RETURN             BALANCE
              03/02/98                                    10,000
              03/31/98                  5.12%             10,512
              04/30/98                  1.01%             10,618
              05/31/98                 -1.72%             10,435
              06/30/98                  4.06%             10,859
              07/31/98                 -1.07%             10,744
              08/31/98                -14.46%              9,190
              09/30/98                  6.41%              9,779
              10/31/98                  8.13%             10,574
              11/30/98                  6.06%             11,215
              12/31/98                  5.76%             11,861

                            ------------------------
                             Lake Shore Equity Fund
                                  Total Return
                            Since Inception*   5.78%
                            ------------------------

           Past performance is not predictive of future performance.

             *Initial public offering of shares was March 2, 1998.

                             LAKE SHORE EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1998


ASSETS
      Investment securities, at market value (Cost $1,373,647)      $ 1,544,689
      Cash                                                                   35
      Dividends receivable                                                1,999
      Receivable from Adviser (Note 4)                                   26,718
      Organization expenses, net (Note 2)                                17,733
      Other assets                                                        3,453
                                                                    -----------
           TOTAL ASSETS                                               1,594,627
                                                                    -----------
LIABILITIES
      Dividends payable                                                      77
      Payable to affiliates (Note 4)                                      4,200
      Other accrued expenses and liabilities                              1,592
                                                                    -----------
           TOTAL LIABILITIES                                              5,869
                                                                    -----------

NET ASSETS                                                          $ 1,588,758
                                                                    ===========
NET ASSETS CONSIST OF:
Paid-in capital                                                     $ 1,421,229
Undistributed net investment income                                          13
Accumulated net realized losses from security transactions               (3,526)
Net unrealized appreciation on investments                              171,042
                                                                    -----------
NET ASSETS                                                          $ 1,588,758
                                                                    -----------
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)                143,745
                                                                    ===========

Net asset value and redemption price per share (Note 2)             $     11.05
                                                                    ===========

Maximum offering price per share (Note 2)                           $     11.63
                                                                    ===========

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                             STATEMENT OF OPERATIONS

                   For the Period Ended December 31, 1998 (a)


INVESTMENT INCOME
       Dividends                                                      $  12,656
                                                                      ---------
EXPENSES
       Accounting services fees (Note 4)                                 18,000
       Transfer agent fees (Note 4)                                      10,800
       Administrative services fees (Note 4)                              9,000
       Insurance expense                                                  6,188
       Custodian fees                                                     6,173
       Investment advisory fees (Note 4)                                  4,838
       Amortization of organization expenses (Note 2)                     4,433
       Registration fees                                                  4,403
       Postage and supplies                                               2,236
       Trustees' fees and expenses                                        1,762
       Pricing costs                                                        435
       Shareholder report costs                                             408
       Distribution expense (Note 4)                                        250
                                                                      ---------
                   TOTAL EXPENSES                                        68,926
       Fees waived and expenses reimbursed by the Adviser (Note 4)      (59,696)
                                                                      ---------
                   NET EXPENSES                                           9,230
                                                                      ---------

NET INVESTMENT INCOME                                                     3,426
                                                                      ---------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
       Net realized losses from security transactions                    (3,526)
       Net increase in unrealized appreciation on investments           171,042
                                                                      ---------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        167,516
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 170,942
                                                                      =========

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Period Ended December 31, 1998 (a)


FROM OPERATIONS:
      Net investment income                                         $     3,426
      Net realized losses from security transactions                     (3,526)
      Net increase in unrealized appreciation on investments            171,042
                                                                    -----------
Net increase in net assets from operations                              170,942
                                                                    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
      From net investment income                                         (3,413)
                                                                    -----------
FROM CAPITAL SHARE TRANSACTIONS:
      Proceeds from shares sold                                       1,324,065
      Net asset value of shares issued in
           reinvestment of distributions to shareholders                  3,302
      Payment for shares redeemed                                        (5,138)
                                                                    -----------
Net increase in net assets from capital share transactions            1,322,229
                                                                    -----------

TOTAL INCREASE IN NET ASSETS                                          1,489,758

NET ASSETS:
      Beginning of period (Note 1)                                       99,000
                                                                    -----------
      End of Period                                                 $ 1,588,758
                                                                    ===========

UNDISTRIBUTED NET INVESTMENT INCOME                                 $        13
                                                                    ===========

CAPITAL SHARE ACTIVITY:
      Shares sold                                                       134,015
      Shares issued in reinvestment of
         distributions to shareholders                                      325
      Shares redeemed                                                      (495)
                                                                    -----------
      Net increase in shares outstanding                                133,845
      Shares outstanding, beginning of period (Note 1)                    9,900
                                                                    -----------
      Shares outstanding, end of period                                 143,745
                                                                    ===========


(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                              FINANCIAL HIGHLIGHTS

           Selected Per Share Data and Ratios for a Share Outstanding
                Throughout the Period Ended December 31, 1998 (a)


Net asset value at beginning of period                            $    10.00
                                                                  ----------
Income from investment operations:
      Net investment income                                             0.08
      Net realized and unrealized gains on investments                  1.05
                                                                  ----------
Total from investment operations                                        1.13
                                                                  ----------

Dividends from net investment income                                   (0.08)
                                                                  ----------

Net asset value at end of period                                  $    11.05
                                                                  ==========

Total return (b)                                                       11.34%
                                                                  ==========

Net assets at end of period                                       $1,588,758
                                                                  ==========

Ratio of net expenses to average net assets (c)                         1.91%(d)

Ratio of net investment income to average net assets                    0.71%(d)

Portfolio turnover rate                                                    4%(d)

(a) Represents the period from the initial public offering of shares (March 2, 1998) through December 31, 1998.

(b) Total return shown excludes the effect of applicable sales loads and is not annualized.

(c) Ratio of expenses to average net assets assuming no waiver of fees and reimbursement of expenses by the Adviser was 14.24%(d) (Note 4).

(d)  Annualized.

See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1998

                                                                       Market
 Shares                                                                 Value
--------                                                             ----------
           COMMON STOCKS - 93.2%
           TECHNOLOGY - 30.6%
     735        AT&T Corp.                                           $   55,309
   1,360        Apple Computer, Inc. *                                   55,675
     945        Comcast Corp.                                            55,460
     750        Dell Computer Corp.*                                     54,890
     610        EMC Corp.*                                               51,850
     280        IBM Corp.                                                51,730
     535        Lucent Technologies, Inc.                                58,850
   1,600        Unisys Corp.*                                            55,100
     430        United Technologies Corp.                                46,763
                                                                     ----------
                                                                        485,627
                                                                     ----------
           CONSUMER, NON-CYCLICAL - 15.1%
     375        Bristol-Myers Squibb Co.                                 50,179
     530        Guidant Corp.                                            58,433
     785        Heinz (H.J.) Co.                                         44,451
     295        Merck & Co., Inc.                                        43,568
   1,560        Sara Lee Corp.                                           43,972
                                                                     ----------
                                                                        240,603
                                                                     ----------
           ENERGY - 10.9%
     555        Chevron Corp.                                            46,030
     635        Exxon Corp.                                              46,434
   2,305        Occidental Petroleum Corp.                               38,897
     795        Texaco, Inc.                                             42,036
                                                                     ----------
                                                                        173,397
                                                                     ----------
           CONSUMER, CYCLICAL - 9.8%
     355        DaimlerChrysler AG *                                     34,102
   1,220        Ford Motor Co.                                           71,599
     620        Wal-Mart Stores, Inc.                                    50,491
                                                                     ----------
                                                                        156,192
                                                                     ----------

                             LAKE SHORE EQUITY FUND

                            PORTFOLIO OF INVESTMENTS

                                December 31, 1998

                                                                       Market
 Shares                                                                 Value
--------                                                             ----------
           COMMON STOCKS - 93.2%
           BASIC MATERIALS - 8.9%
     575        Georgia-Pacific Group                                $   33,673
     590        Georgia-Pacific Timber Group                             14,049
   1,050        International Paper Co.                                  47,053
     920        Weyerhaeuser Co.                                         46,748
                                                                     ----------
                                                                        141,523
                                                                     ----------
           FINANCIAL SERVICES - 8.4%
     622        Associates First Capital Corp. - Class A                 26,357
     935        Paychex, Inc.                                            48,094
     772        Providian Financial Corp.                                57,900
                                                                     ----------
                                                                        132,351
                                                                     ----------
           INDUSTRIAL - 6.2%
   2,120        Waste Management, Inc.                                   98,845
                                                                     ----------
           CONGLOMERATES - 3.3%
     510        General Electric Co.                                     52,052
                                                                     ----------

           TOTAL COMMON STOCKS (COST $1,309,548)                      1,480,590
                                                                     ----------

           MONEY MARKETS - 4.0%
  64,099        Star Treasury Fund (Cost $64,099)                        64,099
                                                                     ----------


           TOTAL INVESTMENT SECURITIES (COST $1,373,647) - 97.2%      1,544,689

           OTHER ASSETS IN EXCESS OF LIABILITIES - 2.8%                  44,069
                                                                     ----------

           NET ASSETS - 100.0%                                       $1,588,758
                                                                     ==========

           * Non-income producing security.

           See accompanying notes to financial statements.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


1.   ORGANIZATION

The Lake Shore Family of Funds (the Trust) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Trust was organized as an Ohio business trust under a Declaration of Trust dated September 3, 1997. The Trust currently offers two separate series of shares to investors: the Equity Fund and the Balanced Fund (individually, a Fund and, collectively, the Funds). The Trust was capitalized on December 23, 1997, when the initial shares of each Fund were purchased at $10.00 per share. The initial public offering of shares of the Equity Fund commenced on March 2, 1998. The Equity Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Equity Fund seeks long-term growth of capital by investing primarily in common stocks. Dividend and interest income is only an incidental consideration to the Fund's investment objective.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Equity Fund's significant accounting policies:

Security valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities traded on a national stock exchange or quoted by NASDAQ are valued based upon the closing price on the principal exchange where the security is traded, or, if not traded on a particular day, at the closing bid price. U.S. Government obligations are valued at their most recent bid prices as obtained from one or more of the major market makers for such securities.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share is equal to the net asset value per share plus a sales load equal to 5.26% of the net asset value (or 5.00% of the offering price). The redemption price per share is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- The Fund expects to distribute substantially all of its net investment income, if any, on a quarterly basis. The Fund expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

Organization expenses -- Expenses of organization have been capitalized and are being amortized on a straight-line basis over five years. In the event any of the initial shares of a Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of the redemption.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


Security transactions -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of December 31, 1998, net unrealized appreciation on investments was $171,042 for federal income tax purposes, of which $191,311 related to appreciated securities and $20,269 related to depreciated securities based on a federal income tax cost basis of $1,373,647.

3.   INVESTMENT TRANSACTIONS

During the period ended  December 31, 1998,  cost of purchases and proceeds from
sales  and   maturities  of  investment   securities,   other  than   short-term
investments, amounted to $1,324,411 and $11,337, respectively.

4.   TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Trust are also officers of Lake Shore Fund Group, LLC (the Adviser), of Countrywide Fund Services, Inc. (CFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of CW Fund Distributors, Inc. (the Underwriter), the exclusive agent for the distribution of the Fund's shares.

ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of its average daily net assets.

In order to voluntarily reduce operating expenses during the period ended December 31, 1998, the Adviser waived its entire advisory fee of $4,838 and reimbursed the Fund for $54,858 of other operating expenses.

                             LAKE SHORE EQUITY FUND

                          NOTES TO FINANCIAL STATEMENTS

                                December 31, 1998


ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, CFS supplies non-investment related administrative and compliance services for the Fund. CFS supervises the preparation of tax returns, reports to shareholders, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.15% of its average daily net assets up to $50 million; 0.125% of such net assets from $50 million to $100 million; and 0.10% of such net assets in excess of $100 million, subject to a $1,000 minimum monthly fee.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $20 per shareholder account, subject to a $1,200 minimum monthly fee. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, CFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, CFS receives a monthly fee, based on current asset levels, of $2,000 from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by CFS in obtaining valuations of the Fund's portfolio securities.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement, the Underwriter serves as the exclusive agent for the distribution of the Fund's shares. For these services, the Underwriter earned $5,885 from underwriting commissions on the sale of shares during the period ended December 31, 1998.

PLAN OF DISTRIBUTION
The Trust has adopted a Plan of Distribution (the Plan) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may directly incur or reimburse the Underwriter or the Adviser for certain costs related to the distribution of the Fund shares, not to exceed 0.25% of average daily net assets. For the period ended December 31, 1998, the Fund incurred $250 of expenses under the Plan.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of Lake Shore Equity Fund and
The Trustees of Lake Shore Family of Funds

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Lake Shore Equity Fund (one of the funds of the Lake Shore Family of Funds) as of December 31, 1998, and the related statements of operations and changes in net assets and the financial highlights for the period from March 2, 1998 (date of initial public offering of shares) through December 31, 1998. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lake Shore Equity Fund of the Lake Shore Family of Funds as of December 31, 1998, and the results of its operations and financial highlights for the period from March 2, 1998 through December 31, 1998, in conformity with generally accepted accounting principles.


                                        /s/ Joseph Decosimo and Company, PLL

                                        Joseph Decosimo and Company, PLL

Cincinnati, Ohio
January 15, 1999